Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a)
On January 8, 2019, the Pan Union Joint Venture took delivery of its fourth LNG carrier newbuilding, the Pan Africa, in which the Partnership has a 20% ownership interest. The vessel concurrently commenced its 20-year charter contract with Shell.

b)
On January 23, 2019, the Toledo Spirit Suezmax tanker was delivered to the owner of the vessel. Upon delivery, the charterer, who is also the owner of the vessel, terminated its time-charter contract with the Partnership and sold the vessel to a third-party.

c)
On January 31, 2019, the Yamal Spirit LNG carrier newbuilding was delivered and concurrently commenced its 15-year charter time-contract with Yamal Trade Pte. Ltd. Upon delivery of the vessel, the Partnership sold and leased back the vessel under a sale-leaseback financing transaction, which the Partnership secured on January 18, 2019 prior to the delivery of the Yamal Spirit.

d)	During January 2019, the Partnership repurchased 0.8 million of its common units for $9.3 million.

e)
On February 25, 2019, the Partnership entered into a commercial management agreement (or CMA) with a third-party commercial manager (or the Manager) whereby the Manager agreed to commercially manage and employ the Partnership's seven multi-gas vessels, with such transition to occur over a period between February 2019 and April 2019. The Partnership has the ability to withdraw its vessels from the Manager at any time subject to the requirements provided in the CMA.